UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2008

FairPoint Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 250, Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 344-8150

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On September 15, 2008, FairPoint Communications, Inc. (the “Company”) issued a press release entitled “FairPoint Preserves Capital Availability; Borrows Balance of Delayed Draw Term Loan Facility and Portion of Revolving Loan Facility” (the “First Press Release”). The First Press Release is being furnished by being attached hereto as Exhibit 99.1.

In addition, on September 15, 2008, the Company issued a press release entitled “FairPoint Communications Extends Systems Transition to January 2009; Next Earliest Possible Opportunity” (the “Second Press Release”). The Second Press Release is being furnished by being attached hereto as Exhibit 99.2.

Item 9.01                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	First Press Release, dated September 15, 2008

99.2	Second Press Release, dated September 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Alfred C. Giammarino
	Name:	Alfred C. Giammarino
	Title:	Executive Vice President and
Chief Financial Officer

Date: September 15, 2008